                      OPPENHEIMER TOTAL RETURN BOND FUND
                   Class A Share Certificate (8-1/2" x 11")

I.    FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
      x 10-3/4" decorative border, 5/16" wide)

            (upper left corner, box with heading: NUMBER [of shares]

            (upper right corner)  [share certificate no.] XX-000000

            (upper right box, CLASS A SHARES below cert. no.)

            (centered below boxes)
                  Oppenheimer Total Return Bond Fund

            A Massachusetts Business Trust

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                             CERTAIN DEFINITIONS

                                          (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST, par value $.001 per share

                      OPPENHEIMER TOTAL RETURN BOND FUND

      (hereinafter  called the "Fund"),  transferable only on the books of the
      Fund by the  holder  hereof in person  or by duly  authorized  attorney, upon surrender of this certificate  properly endorsed.  This certificate and the shares  represented  hereby are issued and shall be held subject to all of the provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the  facsimile  seal of the Fund and the  signatures of its duly authorized officers.

(at left of seal)       Dated:                        (at right of seal)

(signature)                               (signature)

Brian W. Wixted                           Robert G. Zack
_______________________                   ___________________
Treasurer                                 Secretary

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                      OPPENHEIMER TOTAL RETURN BOND FUND
                                     SEAL
                                     2002
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OppenheimerFunds Services
                                    [A Division Of OppenheimerFunds, Inc.]
                                    Denver (CO) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  A Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    ___________________________________
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                Officer/Title

(text printed           NOTICE: The signature(s) to this assignment must
correspond
vertically to right     correspond  with the name(s) as written  upon the face
of the
of above paragraph      certificate in every particular  without alteration or
enlargement
                  or any change whatever.

(text printed in  Signatures must be guaranteed by a financial
box to left of    institution of the type described in the current
signature(s)      prospectus of the Fund.

PLEASE NOTE: This document contains a watermark   OppenheimerFunds

when viewed at an angle.  It is invalid without this  "four hands"
watermark:                                        logotype

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY